UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2014

Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-2989	43-0889454
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut,
Kansas City, MO	64106
(Address of principal executive offices)	(Zip Code)

(816) 234-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Commerce Bancshares, Inc. (the Company) was held on April 16, 2014. As of the record date, there were a total of 95,960,776 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting, 83,443,185 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of security holders:

(1)
Election of four directors to the 2017 Class for a term of three years. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s nominees, as listed in the proxy statement. The four nominees for the four directorships received the following votes:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes	Uncast
John R. Capps	67,617,440	694,782	15,130,963	0
W. Thomas Grant II	61,374,898	6,936,521	15,130,963	803
James B. Hebenstreit	61,396,982	6,915,240	15,130,963	0
David W. Kemper	66,867,344	1,444,878	15,130,963	0

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors for a term expiring at the annual meeting of shareholders in 2017 and until their respective successors have been duly elected and qualified.

Other directors whose term of office as director continued after the meeting were: Terry D. Bassham, Earl H. Devanny III, Jonathan M. Kemper, Terry O. Meek, Benjamin F. Rassieur III, Todd R. Schnuck, Andrew C. Taylor and Kimberly G. Walker.

(2)	Ratification of the selection of KPMG LLP as the Company’s independent registered public accountant for 2014. The proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
82,780,991	447,066	215,128	0

Based on the votes set forth above, the selection of KPMG LLP as the Company's independent registered public accountant for 2014 was duly ratified by the shareholders.

(3)
Advisory approval of the Company’s executive compensation as disclosed pursuant to Item 402 of Regulation S-K. This proposal, commonly referred to as “Say on Pay,” is required by Section 14A of the Securities Exchange Act. The “Say on Pay” resolution received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
60,965,942	6,788,491	557,789	15,130,963

Based on the votes set forth above, the non-binding resolution to approve the compensation awarded by the Company to its named executive officers was approved.

(4)
Approval of the amendment of the Company’s Articles of Incorporation to increase the number of shares of authorized common stock from 100,000,000 to 120,000,000. The proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
81,733,917	1,115,558	593,710	0

Based on the votes set forth above, the proposal to amend the Articles of Incorporation was approved.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.
By:	/s/ Jeffery D. Aberdeen
Jeffery D. Aberdeen
Controller (Chief Accounting Officer)

Date: April 21, 2014